EXECUTION VERSION

SECOND AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT

This SECOND AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of September 29, 2017, is entered into by and among the following parties:

(i)    NCR RECEIVABLES, LLC, a Delaware limited liability company, as Borrower
(together with its successors and assigns, the “Borrower”);

(ii)    NCR CORPORATION, a Maryland corporation (the “Servicer”), as initial
Servicer;

(iii) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Committed Lender and as a Group Agent;

(iv)    VICTORY RECEIVABLES CORPORATION, as a Conduit Lender; and

(v) PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender, as a Group Agent and as the Administrative Agent (in such capacity, the “Administrative Agent”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.

BACKGROUND

1. The parties hereto have entered into a Receivables Financing Agreement, dated as of November 21, 2014 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).

2. The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1. Amendments to the Receivables Financing Agreement. The Receivables
Financing Agreement is hereby amended as follows:

(a)    The following new defined term is added to Section 1.01 of the
Receivables Financing Agreement in appropriate alphabetical order:

“Excluded Digital Insight Receivable” means any Receivable (as defined without giving effect to the proviso in the definition thereof) originated by NCR that is identified in the Servicer’s accounting system with ORG code “201100037, FIN RF DIG INSIGHT SALES”.

(b)    The definition of “Receivable” set forth in Section 1.01 of the Receivables
Financing Agreement is restated in its entirety as follows:

“Receivable” means any right to payment of a monetary obligation owed to any Originator or the Borrower (as assignee of an Originator), whether constituting an account, chattel paper, payment intangible, instrument or general intangible, in each instance arising in connection with the sale of goods, for services rendered or the license of software, and includes, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto; provided, however, that “Receivable” does not include any Excluded Digital Insight Receivable. Any such right to payment arising from any one transaction, including, without limitation, any such right to payment represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of any such right to payment arising from any other transaction.

SECTION 2. Representations and Warranties of the Borrower and Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a) Representations and Warranties. The representations and warranties made by it in Section 6.01 or Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct on and as of such earlier date.

(b) Power and Authority; Due Authorization. It (i) has all necessary power and authority to (A) execute and deliver this Amendment, the Receivables Financing Agreement and the other Transaction Documents to which it is a party and (B) perform its obligations under this Amendment, the Receivables Financing Agreement and the other Transaction Documents to which it is a party and (ii) the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Receivables Financing Agreement and the other Transaction Documents to which it is a party have been duly authorized by it by all necessary limited liability company action or corporate action, as applicable.

(c) Binding Obligations. This Amendment, the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party constitutes its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d) No Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing, and no Termination Event or Unmatured Termination Event would result from this Amendment.

SECTION 3. Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto.

SECTION 5. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6. Transaction Document. This Amendment shall be a Transaction
Document for purposes of the Receivables Financing Agreement.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. GOVERNING LAW AND JURISDICTION.

(a) THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).

(b) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO

HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

NCR RECEIVABLES LLC, as the Borrower
By: /s/ Richard P. McKenzie 29/9/17
Name: Richard P. McKenzie
Title: Vice President NCR Receivables

NCR CORPORATION,
as the Servicer
By: /s/ John Boudreau 29/9/17
Name: John Boudreau
Title: Treasurer NCR Corporation

Second Amendment to
Receivables Financing Agreement (N C R)

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Group Agent

By: /s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender	By: /s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

Second Amendment to
Receivables Financing Agreement (NCR)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Committed Lender

By: /s/ Christopher Pohl    _
Name: Christopher Pohl
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Group Agent

By: /s/ Christopher Pohl    _
Name: Christopher Pohl
Title: Managing Director

VICTORY RECEIVABLES CORPORATION, as a Conduit Lender

By: /s/ David V. DeAngelis    _
Name: David V. DeAngelis
Title: Vice President

Second Amendment to
Receivables Financing Agreement (NCR)

As of the date first set forth above, NCR Corporation, in its capacity as Originator under the Purchase and Sale Agreement, and NCR Receivables LLC, in its capacity as Buyer under the Purchase and Sale Agreement, hereby acknowledge this Amendment and agree to be bound by the terms of this Amendment to the extent such terms amend the provisions of the Purchase and Sale Agreement. In furtherance of the foregoing, Originator agrees it shall not sell and/or contribute, and Buyer agrees it shall not purchase and/or receive, any Excluded Digital Insight Receivables pursuant to the Purchase and Sale Agreement.

NCR CORPORATION, as Originator

By: /s/ John Boudreau 29/9/17
Name: John Boudreau
Title: Treasurer NCR Corporation

NCR RECEIVABLES LLC, as Buyer

By: /s/ Richard P. McKenzie 29/9/17
Name: Richard P. McKenzie
Title: Vice President NCR Receivables

S-4

Second Amendment to
Receivables Financing Agreement (N C R)